Supplement dated June 25, 2004
                            to the following prospectuses:

American Express FlexChoice(SM) Variable Annuity dated April 30, 2004 -- 45271 E
 American Express Signature Variable Annuity(R) dated April 30, 2004 -- 43444 H American Express(R) Signature One Variable Annuity dated April 30, 2004 --
                                    240192 J

The Variable Account and the Funds

At a special meeting of the shareholders held on June 9, 2004, the merger of AXP(R) Variable Portfolio - Blue Chip Advantage Fund into AXP(R) Variable Portfolio - Capital Resource Fund was approved. The merger is expected to take place on July 9, 2004. Upon the merger, AXP(R) Variable Portfolio - Capital Resource Fund will change its name to AXP(R) Variable Portfolio - Large Cap Equity Fund.

The investment objectives and policies of AXP(R) Variable Portfolio - Capital Resource Fund are described below:

------------------------------- ------------------------- ----------------------
Fund Name                       Investment Objectives     Investment Adviser
                                and Policies
------------------------------- ------------------------- ----------------------
AXP(R) Variable Portfolio -     Capital appreciation.     American Express
Capital Resource Fund           Invests primarily in      Financial Corporation
                                U.S. common stocks of
                                companies with market
                                capitalization of at
                                least $5 billion.
------------------------------- ------------------------- ----------------------

The investment managers and advisers cannot guarantee that the fund will meet its investment objectives. Please read the fund's prospectus for facts you should know before investing. The fund prospectus is available by contacting us in writing at American Enterprise Life Insurance Company, 829 AXP Financial Center, Minneapolis, MN 55474 or calling us at (800) 333-3437.

Here is some important information about the Fund's fees and expenses:

                                                                     Gross total
                                 Management       12b-1       Other     annual
                                    fees          fees      expenses   expenses
AXP(R) Variable Portfolio
   Capital Resource Fund            .64%          .13%        .08%      .85%(1)

(1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2003.

Expense Summary

Examples

The Maximum Expenses table has been revised for American Express FlexChoiceSM Variable Annuity only.

Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expense of any of the funds. They assume that you select the EDB and the GMIB. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                                               If you do not withdraw your contract
                                   If you withdraw your contract              or if you select an annuity payout plan
                             at the end of the applicable time period:       at the end of the applicable time period:
                              1 year    3 years    5 years   10 years        1 year    3 years      5 years   10 years
Contract Option L with EDB   $1,193.44  $1,898.49  $1,995.01  $4,186.16      $384.18  $1,174.49   $1,995.01  $4,186.16
Contract Option C with EDB      390.64   1,193.47   2,025.93   4,243.99       390.64   1,193.47    2,025.93   4,243.99

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.




45271-3 A (6/04)